Exhibit 32.2

CERTIFICATION PURSUANT TO RULE 13a-14(b) OR RULE 15d-14(b)
OF THE SECURITIES EXCHANGE ACT OF 1934 AND 18 U.S.C. SECTION 1350

I, Anthony L. Trunzo, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report of FEI Company on Form 10-Q for the quarterly period ended September 27, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such quarterly report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of FEI Company.

By: /s/ ANTHONY L. TRUNZO
Anthony L. Trunzo
Executive Vice President and
Chief Financial Officer
(Principal Financial Officer)

November 2, 2015